UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2008

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VERTICAL BRANDING, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-31667	13-3579974
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

16000 Ventura Blvd., Suite 301, Encino, CA 91436

(Address of Principal Executive Office) (Zip Code)

(818) 926-4900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

See Item 5.02 below.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2008, Vertical Branding, Inc. (the “Company”) and Alan Gerson, the Company’s President and Chief Operating Officer, entered into a separation agreement and release (the “Separation Agreement”) pursuant to which Mr. Gerson resigned as an officer and director of the Company effective immediately.  The Agreement provides for severance payments to Mr. Gerson equivalent to seven months of salary and benefits in fourteen semi-monthly installments, as well as accelerated vesting of portions of previously issued stock options in the amount of 250,000 shares at $0.52 and 5,555 shares at $1.05.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description
10.1	Separation Agreement and Release with Alan Gerson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL BRANDING, INC.

By:	/s/ Victor Brodsky
Victor Brodsky Chief Financial Officer

Date:  March 18, 2008